                                                                     EXHIBIT #2

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

           This Share Exchange Agreement (this "Agreement") is made and entered into as of the 30th day of June, 1997 by and between N-Viro International Corporation, a Delaware Corporation, (the "Company") and N-Viro Energy Systems, Limited, an Ohio limited partnership ("Purchaser").

                                    RECITALS.
                                    ---------

         Whereas, the Company presently is indebted to Purchaser for obligations arising in the ordinary course of business in an amount equal to One Hundred Seventy-Six Thousand Five Hundred Dollars ($176,500.00) (the "Company's Existing Obligation");

         Whereas, the Company's Existing Obligation presently is evidenced by
(i) a $100,000.00 Promissory Note dated June 7, 1996 issued by the Company in favor of Purchaser (ii) a $68,000.00 Promissory Note dated September 20, 1996 issued by the Company in favor of Purchaser and (iii) a $23,500.00 Promissory Note dated November 1, 1996 issued by the Company in favor of Purchaser (collectively, the "Old Notes").

         Whereas, the Company has offered to satisfy the Existing Obligation through the Company's delivery to Purchaser of Fifty Thousand (50,000) shares ("Shares") of the Company's voting common stock, with par value $.01 per share (the "Common Stock") and (ii) a Promissory Note in the original principal amount of Twenty Six Thousand Five Hundred Dollars ($26,500.00) (the "New Note"); and

         Whereas, Purchaser has agreed to accept delivery of the Shares and the New Note in complete satisfaction of the Company's Existing obligation.

         Now, therefore, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. EXCHANGE. The Company hereby offers the Shares and the New Note to Purchaser in complete satisfaction of the Company' s Existing Obligation. Purchaser hereby accepts the Company' s offer, and, upon the Company's delivery to Purchaser of stock certificates representing the Shares and the New Note. Purchaser agrees that the Company's Existing Obligation shall be fully and forever discharged and Purchaser shall have no continuing claim against the Company with respect thereto. Purchaser further covenants and agrees that, upon execution of this Agreement, Purchaser shall cancel the Old Notes and return the same to the Company.

              2. UNREGISTERED OFFERING. Purchaser acknowledges and agrees that Purchaser's acceptance of the Shares and the New Note in exchange for releasing the Company from the Company's Existing obligation constitutes the sale of securities under and pursuant to the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time (the 111933 Act"). Purchaser further acknowledges Purchaser's understanding that no aspect of the transactions contemplated in this Agreement has been, prior to the date of this Agreement, or will be, prior to the date of delivery of stock certificates representing the Shares and the New Note, registered with or reviewed by the Securities and Exchange Commission (the "SEC") under the 1933 Act, or with or by any state securities law administrator, and no federal or state securities law administrator has approved any disclosure or other material concerning the Company or the Shares or the New Note or made any recommendation with respect thereto.

              3. REPRESENTATIONS AND COVENANTS. To induce the Company to enter into this Agreement, Purchaser represents, warrants, covenants and agrees that:

                  (a) ACCESS. Purchaser has investigated and will continue to investigate the merits and risks of accepting the Shares in exchange for the discharge of the Company's Existing Obligation. Purchaser has been provided with the Annual Report on Form 10-K of the Company for the year ended March 31, 1996, a quarterly report on form 10-Q for the period ending March 31, 1997, the Proxy Statement relating to the 1997 Annual Stockholders' Meeting, the 1997 Annual Report to Stockholders and all subsequent reports filed by the Company with the SEC pursuant to the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time, and has had the opportunity to ask questions of, and receive answers from, members of the Board of Directors and management of the Company. Purchaser has had the opportunity to and will continue to avail himself of his rights to ask questions of the management of the Company relating to the Company, the Shares, and related matters. Purchaser also has had and shall continue to avail himself of his rights to obtain additional information necessary to verify the accuracy of information provided to him and to continue to evaluate the merits and risks of the transactions contemplated by this Agreement.

                   (b) Investment Intent: State of Residence. Purchaser is acquiring the Shares and the New Note for its own account for investment, within the meaning of the 1933 Act. Purchaser's principal place of business and domicile is and shall continue to be at the time of delivery of the Shares the State of Ohio.

                   (c) AFFILIATE STATUS. Purchaser is an affiliate of the Company within the meaning of the 1934 Act by virtue of the fact that Purchaser owns, both beneficially and of record, in excess of ten percent (10%) of the aggregate number of issued and outstanding shares of Common Stock.

                   (d) RESALES. Purchaser agrees that it shall not resell or transfer in any way the Shares acquired hereunder to any U.S. Person as described in Regulation S under the 1933 Act or in the United States without an applicable exemption from registration under the 1933 Act or upon registration of the Shares pursuant to the 1933 Act. All certificates representing the Shares shall contain the following legend:

         "The Shares represented by this certificate have not been registered pursuant to the Securities Act of 1933 and therefore may not be transferred or sold in the United States or to a U.S. Person without either an effective registration statement pursuant to the Securities Act of 1933 or an opinion of counsel satisfactory to N-Viro International Corporation that registration is not required under the Securities Act of 1933.11

                   (e) Purchaser has knowledge and experience in financial and business matters so is to be capable of evaluating the merits and risks of an investment in the Shares and the New Note. Purchaser is willing and able to bear the economic risk of an investment in the Shares indefinitely. In making the foregoing statement, consideration has been given to whether Purchaser has adequate means of providing for its current financial needs and business contingencies, whether it could afford to hold the Shares indefinitely, and whether, at this time, it could afford a significant or complete loss of its investment. Purchaser is acquiring the Shares for Purchaser's own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Shares.

              4. RELEASE. Upon the Company's delivery of the Shares and the New Note to Purchaser, the Company shall be fully and forever released from the requirement that it pay Purchaser the amount of the Company's Existing Obligation. This discharge shall be effective without any further action on the part of Purchaser.

              5. DELIVERY OF STOCK CERTIFICATES AND NEW NOTE. A certificate or certificates evidencing the Shares registered in the name of Purchaser shall be executed, issued and delivered to Purchaser by the Company within fifteen (15) business days from the date of execution of this Agreement. The New Note shall be delivered upon execution hereof.

              6. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

              7. AMENDMENTS. No amendment or variations of the terms and conditions of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. All such amendments shall specifically refer to this Agreement.

              8. HEADINGS. The paragraph headings contained herein are for convenience only and shall not, in any way, effect the interpretation or enforceability of any provisions of this Agreement.

              9. GOVERNING LAW. This Agreement shall be construed and enforced under and pursuant to the internal laws of the state of Ohio.

              10. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between the parties hereto with respect to the transactions contemplated herein. This Agreement supersedes all prior oral and written understandings and agreements with respect to the subject matter referred to herein.

              11. CERTAIN TERMS. Unless the context otherwise requires a different meaning, words of a masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular numbers shall include the plural number and vice versa, and the terms "hereof," "hereby," "hereto," "hereunder," and "herein" as well as similar terms refer to this Agreement.

              12. ASSIGNMENT. None of the parties hereto may assign, transfer or otherwise dispose of any of their rights or obligations under this Agreement.

              13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

N-VIRO INTERNATIONAL CORPORATION

By:  /s/  James K. McHugh
   --------------------------
James K. McHugh
Chief Financial Officer

N-VIRO ENERGY SYSTEMS, LIMITED

By:      N-Viro Energy Systems, Inc.
         General Partner

By: /s/  J. Patrick Nicholson
   --------------------------
J. Patrick Nicholson
President

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

        This Share Exchange Agreement (this "Agreement") is made and entered into as of the 30th day of June, 1997 by and between N-Viro International Corporation, a Delaware Corporation, (the "Company") and J. Patrick Nicholson, an individual ("Purchaser") .

                                    RECITALS.
                                    ---------

        Whereas, the Company presently is indebted to Purchaser for obligations arising in the ordinary course of business in an amount equal to Forty-Eight Thousand Dollars ($48,000.00) (the "Company' s Existing Obligation");

        Whereas, the Company has offered to satisfy this obligation to Purchase through the Company's delivery to Purchaser of Sixteen Thousand (16,000) shares ("Shares") of the Company' s voting common stock, with par value $.01 per share (the "Common Stock",); and

        Whereas, Purchaser has agreed to accept delivery of the Shares in complete satisfaction of the Company's Existing Obligation.

        Now, therefore, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. EXCHANGE. The Company hereby offers the Shares to Purchaser IN complete satisfaction of the Company's Existing obligation. Purchaser hereby accepts the Company's offer, and, upon the Company's delivery to Purchaser of stock certificates representing the Shares, Purchaser agrees that the Company's Existing Obligation shall be fully and forever discharged and Purchaser shall have no continuing claim against the Company with respect thereto.

              2. UNREGISTERED OFFERING. Purchaser acknowledges and agrees that Purchaser's acceptance of the Shares in exchange for releasing the Company from the Company's Existing Obligation constitutes the sale of securities under and pursuant to the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time (the 111933 Act") . Purchaser further acknowledges Purchaser's understanding that no aspect of the transactions contemplated in this Agreement has been, prior to the date of this Agreement, or will be, prior to the date of delivery of stock certificates representing the Shares, registered with or reviewed by the Securities and Exchange Commission (the "SEC") under the 1933 Act, or with or by any state securities law administrator, and no federal or state securities law administrator has approved any disclosure or other material concerning the Company or the Shares or made any recommendation with respect thereto.

              3. REPRESENTATIONS AND COVENANTS. To induce the Company to enter into this Agreement, Purchaser represents, warrants, covenants and agrees that:

                  (a) ACCESS. Purchaser has investigated and will continue to investigate the merits and risks of accepting the Shares in exchange for the discharge of the Company's Existing Obligation. Purchaser has been provided with the Annual Report on Form 10-K of the Company for the year ended March 31, 1996, a quarterly report on form 10-Q for the period ending March 31, 1997, the Proxy Statement relating to the 1997 Annual Stockholders' Meeting, the 1997 Annual Report to Stockholders and all subsequent reports filed by the Company with the SEC pursuant to the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time, and has had the opportunity to ask questions of, and receive answers from, members of the Board of Directors and management of the Company. Purchaser has had the opportunity to and will continue to avail himself of his rights to ask questions of the management of the Company relating to the Company, the Shares, and related matters. Purchaser also has had and shall continue to avail himself of his rights to obtain additional information necessary to verify the accuracy of information provided to him and to continue to evaluate the merits and risks of the transactions contemplated by this Agreement.

                   (b) INVESTMENT INTENT: STATE OF RESIDENCE. Purchaser is acquiring the Shares for its own account for investment, within the meaning of the 1933 Act. Purchaser's principal place of business and domicile is and shall continue to be at the time of delivery of the Shares the State of Ohio.

                   (c) AFFILIATE STATUS. Purchaser is an affiliate of the Company within the meaning of the 1934 Act by virtue of the fact that Purchaser is an officer and member of the Board of Directors of the Company.

                   (d) RESALES. Purchaser agrees that it shall not resell or transfer in any way the Shares acquired hereunder to any U.S. Person as described in Regulation S under the 1933 Act or in the United States without an applicable exemption from registration under the 1933 Act or upon registration of the Shares pursuant to the 1933 Act. All certificates representing the Shares shall contain the following legend:

           "The Shares represented by this certificate have not been registered pursuant to the Securities Act of 1933 and therefore may not be transferred or sold in the United States or to a U.S. Person without either an effective registration statement pursuant to the Securities Act of 1933 or an opinion of counsel satisfactory to N-Viro International Corporation that registration is not required under the Securities Act of 1933.11

                   (e) Purchaser has knowledge and experience in financial and business matters so is to be capable of evaluating the merits and risks of an investment in the Shares. Purchaser is willing and able to bear the economic risk of an investment in the Shares indefinitely. In making the foregoing statement, consideration has been given to whether Purchaser has adequate means of providing for its current financial needs and business contingencies, whether it could afford to hold the Shares indefinitely, and whether, at this time, it could afford a significant or complete loss of his investment. Purchaser is acquiring the Shares for Purchaser's own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Shares.

              4. RELEASE. Upon the Company's delivery of the Shares to Purchaser, the Company shall be fully and forever released from the requirement that it pay Purchaser the amount of the Company's Existing Obligation. This discharge shall be effective without any further action on the part of Purchaser.

              5. DELIVERY OF STOCK CERTIFICATES. A certificate or certificates evidencing the Shares registered in the name of Purchaser shall be executed, issued and delivered to Purchaser by the Company within fifteen (15) business days from the date of execution of this Agreement.

              6. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

              7. AMENDMENTS. No amendment or variations of the terms and conditions of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. All such amendments shall specifically refer to this Agreement.

              8. HEADINGS. The paragraph headings contained herein are for convenience only and shall not, in any way, effect the interpretation or enforceability of any provisions of this Agreement.

              9. GOVERNING LAW. This Agreement shall be construed and enforced under and pursuant to the internal laws of the state of Ohio.

              10. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between the parties hereto with respect to the transactions contemplated herein. This Agreement supersedes all prior oral and written understandings and agreements with respect to the subject matter referred to herein.

              11. CERTAIN TERMS. Unless the context otherwise requires a different meaning, words of a masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular numbers shall include the plural number and vice versa, and the terms "hereby," "hereto," "hereunder," and "herein" as well as similar terms refer to this Agreement.

              12. ASSIGNMENT. None of the parties hereto may assign, transfer or otherwise dispose of any of their rights or obligations under this Agreement.

              13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one document.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

N-VIRO INTERNATIONAL CORPORATION


By:  /s/ James K. McHugh
   -----------------------
James K. McHugh
Chief Financial Officer


  /s/  J. Patrick Nicholson
---------------------------
J. Patrick Nicholson

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

         This Share Exchange Agreement (this "Agreement") is made and entered into as of the 30th day of June, 1997 by and between N-Viro International Corporation, a Delaware Corporation, (the "Company") and Frederick Kurtz, an individual ("Purchaser").

                                    RECITALS.
                                    ---------

        Whereas, the Company presently is indebted to Purchaser for obligations arising in the ordinary course of business in an amount equal to Sixty-One Thousand-Five Hundred Dollars ($61,500.00) (the "Company's Existing Obligation");

        Whereas, the Company has offered to satisfy this obligation to Purchase through the Company's delivery to Purchaser of Twenty Thousand Five Hundred (20,500) shares ("Shares") of the Company's voting common stock, with par value $.01 per share (the "Common Stock"); and

        Whereas, Purchaser has agreed to accept delivery of the Shares in complete satisfaction of the Company's Existing Obligation.

Now, therefore, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. EXCHANGE. The Company hereby offers the Shares to Purchaser in complete satisfaction of the Company's Existing obligation. Purchaser hereby accepts the Company's offer, and, upon the Company's delivery to Purchaser of stock certificates representing the Shares, Purchaser agrees that the Company's Existing Obligation shall be fully and forever discharged and Purchaser shall have no continuing claim against the Company with respect thereto.

2. UNREGISTERED OFFERING. Purchaser acknowledges and agrees that Purchaser's acceptance of the Shares in exchange for releasing the Company from the Company's Existing Obligation constitutes the sale of securities under and pursuant to the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time (the "1933 Act") . Purchaser further acknowledges Purchaser's understanding that no aspect of the transactions contemplated in this Agreement has been, prior to the date of this Agreement, or will be, prior to the date of delivery of stock certificates representing the Shares, registered with or reviewed by the Securities and Exchange Commission (the "SEC") under the 1933 Act, or with or by any state securities law administrator, and no federal or state securities law administrator has approved any disclosure or other material concerning the Company or the Shares or made any recommendation with respect thereto.

              3. REPRESENTATIONS AND COVENANTS. To induce the Company to enter into this Agreement, Purchaser represents, warrants, covenants and agrees that:

                   (a) ACCESS. Purchaser has investigated and will continue to investigate the merits and risks of accepting the Shares in exchange for the discharge of the Company's Existing Obligation. Purchaser has been provided with the Annual Report on Form 10-K of the Company for the year ended March 31, 1996, a quarterly report on form 10-Q for the period ending March 31, 1997, the Proxy Statement relating to the 1997 Annual Stockholders' Meeting, the 1997 Annual Report to Stockholders and all subsequent reports filed by the Company with the SEC pursuant to the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time, and has had the opportunity to ask questions of, and receive answers from, members of the Board of Directors and management of the Company. Purchaser has had the opportunity to and will continue to avail himself of his rights to ask questions of the management of the Company relating to the Company, the Shares, and related matters. Purchaser also has had and shall continue to avail himself of his rights to obtain additional information necessary to verify the accuracy of information provided to him and to continue to evaluate the merits and risks of the transactions contemplated by this Agreement.

                   (b) INVESTMENT INTENT: STATE OF RESIDENCE. Purchaser is acquiring the Shares for his own account for investment, within the meaning of the 1933 Act. Purchaser's state of residence is and shall continue to be at the time of delivery of the Shares the state of New Jersey.

                   (c) AFFILIATE STATUS. Purchaser is an affiliate of the Company within the meaning of the 1934 Act by virtue of the fact that Purchaser is a member of the Board of Directors of the Company.

                   (d) RESALES. Purchaser agrees that he shall not resell or transfer in any way the Shares acquired hereunder to any U.S. Person as described in Regulation S under the 1933 Act or in the United States without an applicable exemption from registration under the 1933 Act or upon registration of the Shares pursuant to the 1933 Act. All certificates representing the Shares shall contain the following legend:

         "The Shares represented by this certificate have not been registered pursuant to the Securities Act of 1933 and therefore may not be transferred or sold in the United States or to a U.S. Person without either an effective registration statement pursuant to the Securities Act of 1933 or an opinion of counsel satisfactory to N-Viro International Corporation that registration is not required under the Securities Act of 1933."

                   (e) Purchaser has knowledge and experience in financial and business matters so is to be capable of evaluating the merits and risks of an investment in the Shares. Purchaser is willing and able to bear the economic risk of an investment in the Shares indefinitely. In making the foregoing statement, consideration has been given to whether he has adequate means of providing for his current financial needs and personal contingencies, whether he could afford to hold the Shares indefinitely, and whether, at this time, he could afford a significant or complete loss of his investment. Purchaser is acquiring the Shares for Purchaser's own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Shares.

              4. RELEASE. Upon the Company's delivery of the Shares to Purchaser, the Company shall be fully and forever released from the requirement that it pay Purchaser the amount of the Company's Existing Obligation. This discharge shall be effective without any further action on the part of Purchaser.

              5. DELIVERY OF STOCK CERTIFICATES. A certificate or certificates evidencing the Shares registered in the name of Purchaser shall be executed, issued and delivered to Purchaser by the Company within fifteen (15) business days from the date of execution of this Agreement.

              6. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

              7. AMENDMENTS. No amendment or variations of the terms and conditions of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. All such amendments shall specifically refer to this Agreement.

              8. HEADINGS. The paragraph headings contained herein are for convenience only and shall not, in any way, effect the interpretation or enforceability of any provisions of this Agreement.

              9. GOVERNING LAW. This Agreement shall be construed and enforced under and pursuant to the internal laws of the state of Ohio.

              10. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between the parties hereto with respect to the transactions contemplated herein. This Agreement supersedes all prior oral and written understandings and agreements with respect to the subject matter referred to herein.

              11. CERTAIN TERMS. Unless the context otherwise requires a different meaning, words of a masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular numbers shall include the plural number and vice versa, and the terms "hereby," "hereto," "hereunder," and "herein" as well as similar terms refer to this Agreement.

              12. ASSIGNMENT. None of the parties hereto may assign, transfer or otherwise dispose of any of their rights or obligations under this Agreement.

              13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one document.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

N-VIRO INTERNATIONAL CORPORATION


By:    /s/  J. Patrick Nicholson
   -----------------------------
J. Patrick Nicholson
Chairman of the Board & President


    /s/ Frederick Kurtz
-----------------------
Frederick Kurtz

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

        This Share Exchange Agreement (this "Agreement") is made and entered into as of the 30th day of June, 1997 by and between N-Viro International Corporation, a Delaware Corporation, (the "Company") and Bobby B. Carroll, an individual ("Purchaser").

                                    RECITALS.
                                    ---------

        Whereas, the Company presently is indebted to Purchaser for obligations arising in the ordinary course of business in an amount equal to One Hundred Fifty Thousand Dollars ($150,000.00) (the "Company's Existing Obligation");

        Whereas, the Company has offered to satisfy this obligation to Purchase through the Company's delivery to Purchaser of Fifty Thousand (50,000) shares ("Shares") of the Company's voting common stock, with par value $.01 per share (the "Common Stock,,); and

        Whereas, Purchaser has agreed to accept delivery of the Shares in complete satisfaction of the Company's Existing Obligation.

        Now, therefore, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. EXCHANGE. The Company hereby offers the Shares to Purchaser in complete satisfaction of the Company's Existing obligation. Purchaser hereby accepts the Company's offer, and, upon the Company's delivery to Purchaser of stock certificates representing the Shares, Purchaser agrees that the Company's Existing Obligation shall be fully and forever discharged and Purchaser shall have no continuing claim against the Company with respect thereto.

              2. UNREGISTERED OFFERING. Purchaser acknowledges and agrees that Purchaser's acceptance of the Shares in exchange for releasing the Company from the Company's Existing Obligation constitutes the sale of securities under and pursuant to the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time (the 111933 Act") . Purchaser further acknowledges Purchaser's understanding that no aspect of the transactions contemplated in this Agreement has been, prior to the date of this Agreement, or will be, prior to the date of delivery of stock certificates representing the Shares, registered with or reviewed by the Securities and Exchange Commission (the "SEC") under the 1933 Act, or with or by any state securities law administrator, and no federal or state securities law administrator has approved any disclosure or other material concerning the Company or the Shares or made any recommendation with respect thereto.

              3. REPRESENTATIONS AND COVENANTS. To induce the Company to enter into this Agreement, Purchaser represents, warrants, covenants and agrees that:

                  (a) ACCESS. Purchaser has investigated and will continue to investigate the merits and risks of accepting the Shares in exchange for the discharge of the Company's Existing Obligation. Purchaser has been provided with the Annual Report on Form 10-K of the Company for the year ended March 31, 1996, a quarterly report on form 10-Q for the period ending March 31, 1997, the Proxy Statement relating to the 1997 Annual Stockholders' Meeting, the 1997 Annual Report to Stockholders and all subsequent reports filed by the Company with the SEC pursuant to the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time, and has had the opportunity to ask questions of, and receive answers from, members of the Board of Directors and management of the Company. Purchaser has had the opportunity to and will continue to avail himself of his rights to ask questions of the management of the Company relating to the Company, the Shares, and related matters. Purchaser also has had and shall continue to avail himself of his rights to obtain additional information necessary to verify the accuracy of information provided to him and to continue to evaluate the merits and risks of the transactions contemplated by this Agreement.

                   (b) INVESTMENT INTENT: STATE OF RESIDENCE. Purchaser is acquiring the Shares for his own account for investment, within the meaning of the 1933 Act. Purchaser's state of residence is and shall continue to be at the time of delivery of the Shares the state of Tennessee.

                   (c) AFFILIATE STATUS. Purchaser is an affiliate of the Company within the meaning of the 1934 Act by virtue of the fact that Purchaser is a member of the Board of Directors of the Company.

                   (d) RESALES. Purchaser agrees that he shall not resell or transfer in any way the Shares acquired hereunder to any U.S. Person as described in Regulation S under the 1933 Act or in the United States without an applicable exemption from registration under the 1933 Act or upon registration of the Shares pursuant to the 1933 Act. All certificates representing the Shares shall contain the following legend:

         "The Shares represented by this certificate have not been registered pursuant to the Securities Act of 1933 and therefore may not be transferred or sold in the United States or to a U.S. Person without either an effective registration statement pursuant to the Securities Act of 1933 or an opinion of counsel satisfactory to N-Viro International Corporation that registration is not required under the Securities Act of 1933.11

                   (e) Purchaser has knowledge and experience in financial and business matters so is to be capable of evaluating the merits and risks of an investment in the Shares. Purchaser is willing and able to bear the economic risk of an investment in the Shares indefinitely. In making the foregoing statement, consideration has been given to whether he has adequate means of providing for his current financial needs and personal contingencies, whether he could afford to hold the Shares indefinitely, and whether, at this time, he could afford a significant or complete loss of his investment. Purchaser is acquiring the Shares for Purchaser's own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Shares.

              4. RELEASE. Upon the Company's delivery of the Shares to Purchaser, the Company shall be fully and forever released from the requirement that it pay Purchaser the amount of the Company's Existing Obligation. This discharge shall be effective without any further action on the part of Purchaser.

              5. DELIVERY OF STOCK CERTIFICATES. A certificate or certificates evidencing the Shares registered in the name of Purchaser shall be executed, issued and delivered to Purchaser by the Company within fifteen (15) business days from the date of execution of this Agreement.

              6. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

              7. AMENDMENTS. No amendment or variations of the terms and conditions of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. All such amendments shall specifically refer to this Agreement.

              8. HEADINGS. The paragraph headings contained herein are for convenience only and shall not, in any way, effect the interpretation or enforceability of any provisions of this Agreement.

              9   GOVERNING LAW. This Agreement shall be construed and enforced under and pursuant to the internal laws of the state of Ohio.

              10. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between the parties hereto with respect to the transactions contemplated herein. This Agreement supersedes all prior oral and written understandings and agreements with respect to the subject matter referred to herein.

              11. CERTAIN TERMS. Unless the context otherwise requires a different meaning, words of a masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, words importing the singular numbers shall include the plural number and vice versa, and the terms "hereby," "hereto," "hereunder," and "herein" as well as similar terms refer to this Agreement.

              12. ASSIGNMENT. None of the parties hereto may assign, transfer or otherwise dispose of any of their rights or obligations under this Agreement.

              13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one document.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

N-VIRO INTERNATIONAL CORPORATION


By:   /s/  J. Patrick Nicholson
   -----------------------------
J. Patrick Nicholson
Chairman of the Board & President


    /s/ Bobby B. Carroll
------------------------
Bobby B. Carroll